                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 2002


             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
--------------------------------------------------------------------------------
                           (Exact name of registrant)


         Delaware                        333-70246             13-3789046
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


      270 Park Avenue, New York, New York                      10017
      ------------------------------------------------     --------------
      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (212) 270-5918

Item 5.  Other Events:

         On or about November 15, 2002, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC4 (the "Certificates"), as contemplated by the Pooling and Servicing Agreement, dated as of April 29, 2002, for the Certificates (the Pooling and Servicing Agreement").

         A copy of the Certificateholders' Report with respect to such distributions delivered pursuant to Section 4.02 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7(c).  Exhibits

             Exhibits    Description
             --------    ---------------

             20.1 Monthly Report with respect to the November 15, 2002 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 15, 2002

                                            JPMORGAN CHASE BANK,
                                            As Paying Agent, on behalf of
                                            J.P. Morgan Chase
                                            Commercial Mortgage Securities Corp.


                                            By:  /s/ Diane E. Wallace
                                            -----------------------------------
                                            Name:    Diane E. Wallace
                                            Title:   Assistant Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                      Description
-----------                      -----------------
20.1                             Monthly Report with respect to the
                                 distribution to certificateholders
                                 November 15, 2002.